Exhibit 99.1

ICON ECI Fund Sixteen

PORTFOLIO OVERVIEW

THIRD QUARTER 2015

TABLE OF CONTENTS

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	4

Performance Analysis	4

Transactions with Related Parties	5

Financial Statements	8

Forward Looking Statements	12

Additional Information	12

ICON ECI Fund Sixteen
As of January 15, 2016
Introduction to Annual Portfolio Overview
We are pleased to present ICON ECI Fund Sixteen's (the "Fund") Portfolio Overview for the quarter ended September 30, 2015. References to "we," "us," and "our" are references to the Fund, references to the "Managing Owner" are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the "Investment Manager" are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, "Capital Assets"). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund's offering period commenced on July 1, 2013 and ended on December 31, 2014. Our Managing Owner determined to cease the offering period earlier than originally anticipated as a result of lower than expected offering proceeds being raised. As of November 12, 2013, we raised a minimum of $1,200,000 from the sale of our Class A shares and Class I shares, at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering on July 1, 2013 through December 31, 2014, we sold 17,189 Class A shares and 410 Class I shares, representing an aggregate of $17,469,610 of capital contributions. Our operating period commenced on January 1, 2015. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended September 30, 2015:
Challenge Mfg. Company, LLC
Investment Date: Structure:	7/10/2015 Lease	Collateral:	Auxiliary support equipment and robots used in the production of certain automobiles.
Expiration Date:	7/9/2020
Purchase Price:	$9,934,000
The Fund's Investment:	$993,000

ICON ECI Fund Sixteen

Investments Following the Quarter

The Fund made the following investments after the quarter ended September 30, 2015:
Challenge Mfg. Company, LLC
Investment Date: Structure:	12/29/2015 Lease	Collateral:	Auxiliary support equipment and robots used in the production of certain automobiles.
Expiration Date:	1/9/2021
Purchase Price:	$11,978,000
The Fund's Investment:	$2,995,000
Fugro N.V.
Investment Dates:	12/24/2015 1/8/2016	Collateral:	Two mini geotechnical drilling vessels.
Structure:	Lease
Expiration Date:	12/23/2027 1/7/2028
Purchase Price	$130,000,000
The Fund's Investment:	$2,160,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended September 30, 2015:
Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Disposition Date:	10/29/2015
The Fund's Investment:	$2,659,000
Total Proceeds Received:	$3,167,000
D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment
Disposition Date:	1/14/2016
The Fund's Investment:	$1,525,000
Total Proceeds Received:	$2,088,000

ICON ECI Fund Sixteen

Portfolio Overview

As of September 30, 2015, our portfolio consisted of the following investments:
Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	9/30/2015	Net Carrying Value:	$418,592*
Current Status:	Performing	Credit Loss Reserve:	None

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment
Expiration Date:	2/28/2018	Net Carrying Value:	$1,471,240*
Current Status:	Performing	Credit Loss Reserve:	None

D&T Holdings, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment
Expiration Date:	12/31/2018	Net Carrying Value:	$861,087*
Current Status:	Performing	Credit Loss Reserve:	None

Geokinetics, Inc.
Structure:	Lease	Collateral:	Land-based seismic testing equipment
Expiration Date:	8/31/2017	Net Carrying Value:	$4,048,855**
Current Status:	Performing	Credit Loss Reserve:	None

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers
Maturity Date:	9/24/2020	Net Carrying Value:	$2,624,772***
Current Status:	Performing	Credit Loss Reserve:	None

Challenge Mfg. Company, LLC
Structure:	Lease	Collateral:	Auxiliary support equipment and robots.
Expiration Date:	7/9/2020	Net Carrying Value:	$970,222*
Current Status:	Performing	Credit Loss Reserve:	None

*Net carrying value of our investment in joint ventures is calculated as follows:  investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.
**This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease.  Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income.  Net carrying value represents our proportionate share of the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture's noncontrolling interest holders.
***Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

ICON ECI Fund Sixteen
Revolving Line of Credit
On March 31, 2015, we extended our revolving line of credit of up to $5,000,000 (the "Facility") with California Bank & Trust ("CB&T") through May 30, 2017. The Facility is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest. The interest rate for general advances under the Facility is CB&T's prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At September 30, 2015, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

Performance Analysis

Capital Invested as of September 30, 2015	$15,481,036
Leverage Ratio	0.04:1*
% of Receivables Collected for the Quarter ended September 30, 2015	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of December 31, 2015.
One of our objectives is to provide cash distributions to our shareholders.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to shareholders and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of shares during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund's performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund's ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to shareholders, net equity raised and investments made.
Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Shareholders

ICON ECI Fund Sixteen
Performance Analysis (continued)

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Shareholders during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Shares during the period
= CABO
	Cash Available From Business Operations
	for the Period January 1, 2015 through September 30, 2015

	Cash balance at January 1, 2015	$4,249,074
	Cash balance at September 30, 2015	$3,772,211

	Net change in cash		$(476,863)

	Add Back:
	Distributions paid to shareholders from January 1, 2015 through September 30, 2015		$1,063,515

	Investments made during the period
	Investment in joint ventures	$1,014,355
	Investment by noncontrolling interests	$(17,163)
			$997,192

	Cash Available from Business Operations (CABO)		$1,583,844	(1)

1	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC ("CĪON Securities"), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we paid or pay certain fees and reimbursements to these parties. We paid or pay CĪON Securities (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares. During the three and nine months ended September 30, 2015, we paid distribution fees of $1,526 previously accrued in due to Investment Manager and affiliates on our consolidated balance sheets.

In addition, we reimbursed our Investment Manager and its affiliates for a portion of organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses was capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Through the end of our offering period, our Investment Manager and its affiliates incurred, on our behalf, organization and offering costs of $1,759,237 in accordance with the terms of our Third Amended and Restated Trust Agreement. Of this amount, our Investment Manager and its affiliates sought reimbursement of $239,758. As of September 30, 2015 and December 31, 2014, $0 and $52,144, respectively, of such amount was included in due to Investment Manager and affiliates on our consolidated balance sheets. The decision to pay organization and offering costs on our behalf and the decision to seek reimbursement for such costs was solely at the discretion of our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates have determined not to seek reimbursement for the remaining $1,519,479 of organization and offering costs from us.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager's and its affiliates' legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner of $3,585 and $10,636 for the three and nine months ended September 30, 2015, respectively. We paid distributions to our Managing Owner of $2,848 and $5,307 for the three and nine months ended September 30, 2014, respectively. Additionally, our Managing Owner's interest in the net income attributable to us was $1,044 and $2,120 for the three and nine months ended September 30, 2015, respectively. Our Managing Owner's interest in the net loss attributable to us was $37 and $3,362 for the three and nine months ended September 30, 2014, respectively.

Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

				Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description		2015	2014	2015	2014
ICON Capital, LLC	Investment Manager	Offering expense
		reimbursements	(1)	$-	$22,619	$-	$128,540
ICON Capital, LLC	Investment Manager	Organization cost
		reimbursements	(2)	-	1,047	-	6,622
ICON Capital, LLC	Investment Manager	General and administrative
		reimbursements	(2)	-	1,745	-	43,389
ICON Capital, LLC	Investment Manager	Management fees	(2)	42,891	27,702	125,016	62,075
CĪON Securities, LLC	Dealer-manager	Dealer-manager and
		distribution fees	(1)	-	47,457	-	277,664
ICON Capital, LLC	Investment Manager	Administrative expense
		reimbursements	(2)	99,234	132,432	336,069	459,505
ICON Capital, LLC	Investment Manager	Acquisition fees	(3)	24,835	339,075	24,835	440,599
				$166,960	$572,077	$485,920	$1,418,394
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.
(3) Amount capitalized and amortized to operations.

ICON ECI Fund Sixteen
Transactions with Related Parties (continued)

At September 30, 2015, we had a net payable of $116,160 due to our Investment Manager and affiliates that primarily consisted of administrative expense reimbursements of $99,234. At December 31, 2014, we had a net payable of $945,186 due to our Investment Manager and affiliates that primarily consisted of administrative expense reimbursements of $649,191, management fees of $104,690 and acquisition fees of $101,524.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31,
	2015	2014
	(unaudited)
Assets
Cash	$3,772,211	$4,249,074
Net investment in note receivable	2,624,772	2,643,487
Net investment in finance lease	7,757,380	9,594,485
Investment in joint ventures	3,721,141	4,094,120
Other assets	165,969	15,515
Total assets	$18,041,473	$20,596,681
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates	$116,160	$945,186
Accrued expenses and other liabilities	575,855	580,337
Total liabilities	692,015	1,525,523

Commitments and contingencies

Equity:
Shareholders' capital
Class A	13,311,769	14,143,865
Class I	319,188	338,623
Total shareholders' capital	13,630,957	14,482,488
Noncontrolling interests	3,718,501	4,588,670
Total equity	17,349,458	19,071,158
Total liabilities and equity	$18,041,473	$20,596,681

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenue:
Finance income	$259,780	$93,093	$836,906	$93,093
Income from investment in joint ventures	144,268	166,547	414,160	365,552
Other income	-	11	-	11
Total revenue	404,048	259,651	1,251,066	458,656

Expenses:
Management fees	42,891	27,702	125,016	62,075
Administrative expense reimbursements	99,234	132,432	336,069	459,505
General and administrative	56,261	51,197	252,084	205,699
Interest	6,394	7,236	20,857	17,166
Organization costs	-	1,047	-	6,622
Total expenses	204,780	219,614	734,026	751,067
Net income (loss)	199,268	40,037	517,040	(292,411)
Less: net income attributable to noncontrolling interests	94,838	43,768	305,056	43,768
Net income (loss) attributable to Fund Sixteen	$104,430	$(3,731)	$211,984	$(336,179)

Net income (loss) attributable to Fund Sixteen allocable to:
Additional Class A and Class I shareholders	$103,386	$(3,694)	$209,864	$(332,817)
Managing Owner	1,044	(37)	2,120	(3,362)
	$104,430	$(3,731)	$211,984	$(336,179)

Additional Class A shares:
Net income (loss) attributable to Fund Sixteen allocable to
additional Class A shareholders	$100,881	$(3,687)	$204,681	$(328,189)
Weighted average number of additional Class A shares outstanding	17,189	14,502	17,189	10,101
Net income (loss) attributable to Fund Sixteen per weighted
average additional Class A share	$5.87	$(0.25)	$11.91	$(32.49)

Additional Class I shares:
Net income (loss) attributable to Fund Sixteen allocable to
additional Class I shareholders	$2,505	$(7)	$5,183	$(4,628)
Weighted average number of additional Class I shares outstanding	410	328	410	190
Net income (loss) attributable to Fund Sixteen per weighted
average additional Class I share	$6.11	$(0.02)	$12.64	$(24.36)

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statements of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders			Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Noncontrolling Interests	Shares	Amount
Balance, December 31, 2014	0.001	$(12,729)	17,189	$14,156,594	17,189	$14,143,865	410	$338,623	$4,588,670	17,599	$19,071,158
Net income	-	239	-	23,019	-	23,258	-	649	104,557	-	128,464
Distributions	-	(3,466)	-	(335,044)	-	(338,510)	-	(8,086)	(444,000)	-	(790,596)
Balance, March 31, 2015
(unaudited)	0.001	(15,956)	17,189	13,844,569	17,189	13,828,613	410	331,186	4,249,227	17,599	18,409,026
Net income	-	837	-	80,781	-	81,618	-	2,029	105,661	-	189,308
Investment by noncontrolling
interests	-	-	-	-	-	-	-	-	17,163	-	17,163
Distributions	-	(3,585)	-	(346,608)	-	(350,193)	-	(8,266)	(453,657)	-	(812,116)
Balance, June 30, 2015(unaudited)	0.001	(18,704)	17,189	13,578,742	17,189	13,560,038	410	324,949	3,918,394	17,599	17,803,381
Net income	-	1,044	-	100,881	-	101,925	-	2,505	94,838	-	199,268
Distributions	-	(3,585)	-	(346,609)	-	(350,194)	-	(8,266)	(294,731)	-	(653,191)
Balance, September 30, 2015 (unaudited)	0.001	$(21,245)	17,189	$13,333,014	17,189	$13,311,769	410	$319,188	$3,718,501	17,599	$17,349,458

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$517,040	$(292,411)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Finance income	60,978	5,467
Income from investment in joint ventures	(414,160)	(365,552)
Interest expense from amortization of debt financing costs	8,105	7,025
Interest expense, other	12,752	5,973
Changes in operating assets and liabilities:
Other assets	(158,559)	-
Due to Investment Manager and affiliates, net	(827,500)	427,891
Accrued expenses and other liabilities	(17,234)	40,532
Distributions from joint ventures	414,160	345,936
Net cash (used in) provided by operating activities	(404,418)	174,861
Cash flows from investing activities:
Purchase of equipment	-	(10,798,469)
Investment in note receivable	-	(2,626,471)
Principal received on finance lease	1,794,842	522,739
Investment in joint ventures	(1,014,355)	(4,904,295)
Distributions received from joint ventures in excess of profit	1,387,334	1,319,675
Net cash provided by (used in) investing activities	2,167,821	(16,486,821)
Cash flows from financing activities:
Sale of Class A and Class I shares	-	13,917,075
Sales and offering expenses paid	(1,526)	(880,347)
Investment in joint ventures by noncontrolling interests	17,163	5,214,390
Distributions to noncontrolling interests	(1,192,388)	(347,473)
Distributions to shareholders	(1,063,515)	(571,138)
Net cash (used in) provided by financing activities	(2,240,266)	17,332,507
Net (decrease) increase in cash	(476,863)	1,020,547
Cash, beginning of period	4,249,074	1,027,327
Cash, end of period	$3,772,211	$2,047,874

Supplemental disclosure of non-cash investing and financing activities:
Offering expenses payable to Investment Manager charged to equity	$-	$128,540
Distribution fees payable to dealer-manager	$-	$11,135
Sales commission trail payable to third parties	$-	$343,836
Acquisition fee payable to Investment Manager	$-	$125,328

ICON ECI Fund Sixteen
Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA").  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the "safe harbor" provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as "may," "will," "could," "anticipate," "believe," "estimate," "expect," "continue," "further," "plan," "seek," "intend," "predict" or "project" and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

"Total Proceeds Received," as referenced in the section entitled Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

·	Visiting www.iconinvestments.com, or
·	Visiting www.sec.gov, or
·	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.